Exhibit 99.1

Elephant Talk Reports Third Quarter Financial Results

- Company Enters into $12 Million Debt Facility Agreement -

OKLAHOMA CITY, OK — November 18, 2014 - Elephant Talk Communications Corp. (NYSE MKT: ETAK) (“Elephant Talk” or the “Company”), a global provider of Software Defined Network Architecture (ET Software DNA® 2.0) platforms and cyber security solutions, today announced total revenue of approximately $7.3 million for the third quarter of 2014. Net Loss for the quarter was approximately $2.4 million, down approximately $0.8 million from a net loss of $3.2 million reported in the third quarter of 2013. EBITDA* was approximately $0.2 million for the third quarter of 2014 versus a loss of $1.3 million in the same quarter of the prior year, marking the first quarter that the Company has recorded positive EBITDA.

Mr. Steven van der Velden, Chairman and CEO of Elephant Talk, stated, "We are pleased with the results reported for the third quarter of 2014, clearly demonstrating the ability of our business model to leverage the growth of SIMs on our ET Software DNA® virtualized platform to produce high-margin, recurring subscription-based revenue. As we move ahead provisioning and migrating additional customer SIMs on to the platform from Vodafone, Zain and Iusacell over the next few months, we expect to see continued positive sequential growth in our revenue, margins and EBITDA.”

Recent Company Highlights:

•	The Company entered into a $12 million term loan credit agreement.
•	There are now over 3.5m subscribers provisioned on the Company’s ET Software DNA® 2.0 platforms as MNOs and MVNOs continue to seek cost-effective solutions to modernize their core network and IT operations.
•	Elephant Talk North America has been awarded three MVNO contracts that will begin to see modest revenues in the first quarter of 2015.
•	Mr. Jaime Bustillo and Dr. Francisco Ros were elected to the Company’s Board of Directors. Both new directors bring extensive telecom business experience to the company; Mr. Bustillo having held senior management positions at Vodafone Group and Dr. Ros who has held senior management positions at Telefónica and is currently a board member at Qualcomm.
•	ValidSoft was recently awarded two new patents by the Russian Federation as part of the Company’s ongoing global IP application process. These relate to the Company’s core “Device Trust” products. The first patent, “Card false-positive prevention system,” covers ValidSoft’s “International Location Correlation” process and the second, “Card present security system,” allows for the anonymous location correlation of a card present transaction with a mobile cell location.

Recent Financial Highlights:

•	Revenue for the third quarter of 2014 increased to approximately $7.3 million compared to $5.2 million for the same quarter of 2013.
•	EBITDA* was approximately $0.2 million for the third quarter of 2014, marking the first quarter that the Company has recorded positive EBITDA.

•	Adjusted EBITDA* increased to approximately $1.1 million for the third quarter of 2014 versus a negative $0.1 million for the same quarter of the prior year and a 83% sequential increase over $0.6 million reported for the second quarter of 2014.
•	Net Cash provided by operations for the third quarter of 2014 increased to approximately $1.7 million from a negative $1.2 million in the second quarter of 2014.
•	Margin (excluding depreciation and amortization) in the Mobile & Security Solutions segment for the third quarter of 2014 was 88% versus 79% in the same quarter of the prior year.
•	Net Loss for the third quarter of 2014 was reduced by approximately $0.8 million, resulting in net loss of approximately $2.4 million for the third quarter of 2014 versus net loss of approximately $3.2 million in the same quarter of the prior year.

Mobile and Security (Unaudited) Reported Revenue
Quarter	($ in millions)	(%) of Total Company Revenue
2Q12	2.8	39.3
3Q12	2.9	43.9
4Q12	3.6	52.1
1Q13	3.9	58.5
2Q13	4.5	89.5
3Q13	5.0	95.9
4Q13	5.9	97.6
1Q14	6.4	98.5
2Q14	6.9	99.4
3Q14	7.3	99.9

* Non-GAAP financial measures

To supplement the consolidated financial statements presented in accordance with generally accepted accounting principles, or GAAP, Elephant Talk uses measures of non-GAAP: EBITDA, Adjusted EBITDA and margin. Margin is derived from the statement of operations and comprehensive loss by subtracting cost of service from revenues. These adjustments to the Company's GAAP results are made with the intent of providing both management and stockholders with a more complete understanding of the Company's underlying operational results, trends and performance.

Non-GAAP EBITDA, is defined as earnings before income and expenses from derivative accounting, such as warrant liabilities and conversion feature expensing, changes in deferred revenue, interest income and expense, income taxes, depreciation and amortization, amortization of deferred financing cost, impairments and non-operating income and expenses. Adjusted EBITDA further eliminates stock-based compensation. The Company uses EBITDA and Adjusted EBITDA to, among other things, show a measure of the Company’s operating performance.

Management uses these non-GAAP measures to evaluate the Company's financial results, develop budgets, manage expenditures and determine employee compensation. The presentation of additional information is not meant to be considered in isolation or as a substitute for, or superior to, net income (loss) or net income (loss) per share determined in accordance with GAAP.

The table at the end of this press release includes a reconciliation of net loss to non-GAAP EBITDA and Adjusted EBITDA for the three and nine months ended September 30th 2013 and 2014, respectively.

Conference Call Reminder: Elephant Talk will host its 2014 Third Quarter results conference call on Tuesday, November 18, 2014 at 11:00 a.m. ET.

Conference Call Information:
Date:	Tuesday, November 18, 2014
Time:	11:00 a.m. ET
Domestic Dial-in number:	1-913-312-9323
Live webcast:	http://public.viavid.com/index.php?id=111917

All interested in participating should dial in approximately 5 to 10 minutes prior to the 11:00 a.m. ET conference call. Participants should ask for the Elephant Talk 2014 Third Quarter Conference Call.

About Elephant Talk Communications Corp.:

Elephant Talk Communications Corp. (NYSE MKT: ETAK), is a global provider of mobile proprietary Software Defined Network Architecture (ET Software DNA® 2.0) platforms for the telecommunications industry. The Company empowers Mobile Network Operators (MNOs), Mobile Virtual Network Operators (MVNOs), Enablers (MVNEs) and Aggregators (MVNAs) with a full suite of applications, superior industry expertise and high quality customer service without the need for substantial upfront investment. Elephant Talk counts several of the world's leading Mobile Network Operators amongst its customers, including Vodafone, T-Mobile, Zain and Iusacell. Visit: www.elephanttalk.com.

About ValidSoft UK Limited:

ValidSoft, a subsidiary of Elephant Talk Communications Corp., secures transactions using personal authentication and device assurance. We help our customers to reduce fraud losses and improve customers’ experience. As part of our multi-factor authentication, ValidSoft integrates its leading Voice Biometric engine into multivendor solutions or as a standalone system. ValidSoft serves multiple clients in the financial, government and business automation sectors and is the only company to have been granted four European Privacy Seals, reflecting its commitment to promoting strong data privacy. Visit: www.validsoft.com.

Forward-Looking Statements:

Certain statements contained herein constitute "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements may include, without limitation, statements with respect to Elephant Talk's plans and objectives, projections, expectations and intentions. These forward-looking statements are based on current expectations, estimates and projections about Elephant Talk's industry, management's beliefs and certain assumptions made by management. Readers are cautioned that any such forward-looking statements are not guarantees of future performance and are subject to certain risks, uncertainties and assumptions that are difficult to predict, including, without limitation, the ability of the Company to regain compliance with the listing standards of the NYSE MKT LLC. Because such statements involve risks and uncertainties, the actual results and performance of Elephant Talk may differ materially from the results expressed or implied by such forward-looking statements. Given these uncertainties, readers are cautioned not to place undue reliance on such forward-looking statements. Unless otherwise required by law, Elephant Talk also disclaims any obligation to update its view of any such risks or uncertainties or to announce publicly the result of any revisions to the forward-looking statements made here. Additional information concerning certain risks and uncertainties that could cause actual results to differ materially from those projected or suggested in Elephant Talk's filings with the Securities and Exchange Commission (the "SEC"), copies of which are available from the SEC or may be obtained upon request from Elephant Talk.

Contacts:

Investor Relations:

Steve Gersten

Capital Markets Group

813-926-8920

steve@capmarketsgroup.com

Public Relations:

Michael Glickman

MWG CO.

917-596-1883

mike@mwgco.net

ELEPHANT TALK COMMUNICATIONS CORP. AND SUBSIDIARIES

CONDENSED CONSOLIDATED BALANCE SHEETS

	September 30,	December 31,
	2014	2013
	(UNAUDITED)
ASSETS

CURRENT ASSETS

Cash and cash equivalents	$1,176,650	$1,252,315
Restricted cash	169,536	191,600
Accounts receivable, net of an allowance for doubtful accounts of $0 and $7,693 at September 30, 2014 and December 31, 2013 respectively	6,754,447	5,976,879
Prepaid expenses and other current assets	2,319,310	2,254,213
Total current assets	10,419,943	9,675,007

NON-CURRENT ASSETS

OTHER ASSETS	1,093,977	1,412,408

PROPERTY AND EQUIPMENT, NET	19,603,707	19,786,122

INTANGIBLE ASSETS, NET	6,000,884	8,670,677

GOODWILL	3,490,242	3,773,226

TOTAL ASSETS	$40,608,753	$43,317,440

LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES
Overdraft	$425,144	$391,436
Accounts payable and customer deposits	2,063,304	2,586,662
Obligations under capital leases (current portion)	1,828,083	1,302,838
Deferred Revenue	127,456	142,731
Accrued expenses and other payables	5,804,999	4,961,303
Loans payable	961,550	962,654
2013 10% Related Party Convertible Note (net of Debt Discount of $1,719,585 at December 31, 2013)	-	1,033,719
Total current liabilities	11,210,536	11,381,343

LONG TERM LIABILITIES
2013 10% 3rd Party Loan (net of Debt Discount of $410,853 and $726,695 at September 30, 2014 and December 31, 2013 respectively)	4,663,227	4,779,913
Warrant liabilities	2,248,169	1,973,534
Non-current portion of obligation under capital leases	261,912	845,529
Loan from joint venture partner	-	602,047
Total long term liabilities	7,173,308	8,201,023

Total liabilities	18,383,844	19,582,366

STOCKHOLDERS' EQUITY
Preferred Stock $0.00001 par value, 50,000,000 shares authorized, 0 issued and outstanding	-	-
Common Stock $0.00001 par value, 250,000,000 shares authorized, 151,312,189 issued and outstanding as of September 30, 2014 and 140,466,801 shares issued and outstanding as of December 31, 2013	260,616,570	248,712,321
Accumulated other comprehensive income (loss)	(2,003,871)	269,869
Accumulated deficit	(236,521,852)	(225,391,922)
Elephant Talk Communications, Corp. stockholders' equity	22,090,847	23,590,268

NON-CONTROLLING INTEREST	134,062	144,806
Total stockholders' equity	22,224,909	23,735,074

TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	$40,608,753	$43,317,440

ELEPHANT TALK COMMUNICATIONS CORP. AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF COMPREHENSIVE LOSS

(UNAUDITED)

	For the three month		For the nine month
	period ended September 30,		period ended September 30,
	2014	2013	2014	2013

REVENUES	$7,298,988	$5,204,982	$20,690,609	$16,795,627

COST AND OPERATING EXPENSES
Cost of service (exclusive of depreciation and amortization shown separately below)	848,771	1,080,174	2,660,816	6,093,968
Selling, general and administrative expenses	6,227,147	5,442,869	19,636,038	18,823,615
Depreciation and amortization of intangibles assets	1,900,251	1,543,687	5,836,857	4,699,906
Total cost and operating expenses	8,976,169	8,066,730	28,133,711	29,617,489

LOSS FROM OPERATIONS	(1,677,181)	(2,861,748)	(7,443,102)	(12,821,862)

OTHER INCOME (EXPENSE)
Interest income	36,684	33,773	93,840	89,020
Interest expense	(260,295)	(181,074)	(895,453)	(612,970)
Interest expense related to debt discount and conversion feature	(1,287,717)	(259,795)	(3,197,749)	(1,320,795)
Change in fair value of conversion feature	-	-	-	232,267
Changes in fair value of warrant liabilities	(103,311)	173,333	(274,635)	519,349
Gain / (Loss) on Extinguishment of Debt	626,534	(44,506)	626,108	(1,983,103)
Other income & (expense), net	301,199	-	372,597	-
Amortization of deferred financing costs	(73,789)	(44,076)	(323,246)	(116,482)
Total other income (expense)	(760,695)	(322,345)	(3,598,538)	(3,192,714)

LOSS BEFORE (BENEFIT) PROVISION FOR INCOME TAXES	(2,437,876)	(3,184,093)	(11,041,640)	(16,014,576)
(Benefit) / provision for income taxes	(44,938)	41,500	88,290	41,500
NET LOSS	(2,392,938)	(3,225,593)	(11,129,930)	(16,056,076)

OTHER COMPREHENSIVE (LOSS) INCOME
Foreign currency translation gain (loss)	(2,273,740)	489,443	(2,424,192)	(807,208)
COMPREHENSIVE LOSS	$(4,666,678)	$(2,736,150)	$(13,554,122)	(16,863,284)

Net loss per common share and equivalents - basic and diluted	$(0.02)	$(0.02)	$(0.08)	$(0.13)

Weighted average shares outstanding during the period - basic and diluted	149,468,618	134,440,221	145,929,455	122,038,045

ELEPHANT TALK COMMUNICATIONS CORP. AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF CASH FLOWS

(UNAUDITED)

	For the nine month period ended
	September 30, 2014	September 30, 2013

CASH FLOWS FROM OPERATING ACTIVITIES:
Net loss	$(11,129,930)	$(16,056,076)
Adjustments to reconcile net loss to net cash provided by (used in) operating activities:
Depreciation and amortization	5,836,857	4,699,906
Provision for doubtful accounts	(10,661)	22,131
Provision for income taxes	-	41,500
Stock based compensation	3,536,680	5,639,124
Change in fair value of conversion feature	-	(232,267)
Change in fair value of warrant liability	274,635	(519,349)
Amortization of deferred financing costs	323,246	116,482
Interest expense relating to debt discount and conversion feature	3,197,749	1,320,795
Unrealized foreign currency translation gain (loss)	(501,571)	-
Extinguishment of Debt	(626,534)	1,983,103
Changes in operating assets and liabilities:
Decrease (increase) in accounts receivable	(1,366,947)	1,054,452
Decrease (increase) in prepaid expenses, deposits and other assets	(101,971)	(666,991)
Increase (decrease) in accounts payable and customer deposits	362,685	(2,030,393)
Increase (decrease) in deferred revenue	(11,931)	177,635
Increase (decrease) in accrued expenses and other payables	1,493,594	1,859,634
Increase (decrease) in non-cash accrued expenses related to extinguishment of Debt	-	(890,997)
Net cash provided by (used in) operating activities	1,275,901	(3,481,311)

CASH FLOWS FROM INVESTING ACTIVITIES:
Purchases of property and equipment	(5,611,023)	(4,108,507)
Loan to third party	-	(125,000)
Net cash used in investing activities	(5,611,023)	(4,233,507)

CASH FLOWS FROM FINANCING ACTIVITIES:
Proceeds from 12% Unsecured Loan from Related Party	-	1,290,790
Proceeds from Securities Purchase Agreement – Unregistered securities	-	225,000
Proceeds from Securities Purchase Agreement - Registered direct	-	7,500,000
Proceeds from Securities Purchase Agreement Related Party	-	4,500,000
Proceeds from 2013 10% Related Party Convertible Note	-	2,652,600
Proceeds from 2013 10% 3rd Party Convertible Note	-	5,305,200
Financing related fees	(125,793)	(1,362,124)
Payments on 8% Senior Secured Convertible Note installment payments and interest	-	(8,490,360)
Exercise of warrants and options	4,286,576	78,971
Cash from Escrow account for principal and interest payments on 8% Senior Secured Convertible Notes	-	742,427
Interest paid for property and equipment acquired under capital leases	(57,079)	-
Net cash provided by financing activities	4,103,704	12,442,504

EFFECT OF EXCHANGE RATES ON CASH AND CASH EQUIVALENTS	155,753	124,261
NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	(75,665)	4,851,947
CASH AND CASH EQUIVALENTS, BEGINNING OF THE PERIOD	1,252,315	1,233,268
CASH AND CASH EQUIVALENTS, END OF THE PERIOD	$1,176,650	$6,085,215

SUPPLEMENTAL DISCLOSURES OF CASH FLOW INFORMATION:

Cash paid during the period for interest	$174,592	$409,331
Cash paid during the period for income taxes	56,881	-
Purchases of property and equipment (delivered, not invoiced yet)	-	(1,238,046)
Trade note payable	-	593,903
Increase in Share Capital due to Telnicity Acquisition	-	1,180,000
Increase in Share Capital for third party settlement	-	468,000

Reconciliation of Net Loss to Non-GAAP EBITDA and Adjusted EBITDA

In order to provide investors additional information regarding our financial results, the Company is disclosing EBITDA and Adjusted EBITDA, non-GAAP financial measures. The Company employs EBITDA, defined as earnings before income and expenses from derivative accounting, such as warrant liabilities and conversion feature expensing, changes in deferred revenue, interest income and expense, income taxes, depreciation and amortization, amortization of deferred financing cost, impairments and non-operating income and expenses. Adjusted EBITDA further eliminates stock-based compensation. EBITDA and Adjusted EBITDA are designed to show a measure of the Company’s operating performance. The Company uses EBITDA and Adjusted EBITDA because it removes the impact of items not directly resulting from the Company’s core operations, allowing the Company to better assess whether the elements of the Company’s growth strategy are yielding the desired results. Accordingly, the Company believes that EBITDA and Adjusted EBITDA provide useful information for investors and others which allows them to better understand and evaluate the Company’s operating results.

Reconciliation of Net Loss to Non-GAAP EBITDA and Adjusted EBITDA

	Three months ended September 30,
EBITDA	2014	2013
Net loss – US GAAP	$(2,392,938)	$(3,225,593)
Provision for income taxes	(44,938)	41,500
Depreciation and amortization	1,900,251	1,543,687
Interest income and expenses	223,611	147,301
Interest expense related to debt discount and conversion feature	1,287,717	259,795
Changes in fair value of warrant liabilities	103,311	(173,333)
Change in fair value of conversion feature	-	-
Loss on extinguishment of debt	(626,534)	44,506
Other (income) and expense	(301,199)	-
Amortization of deferred financing costs	73,789	44,076
EBITDA	$223,070	$(1,318,061)

Stock-based compensation	862,419	1,233,165
Adjusted EBITDA	$1,085,489	$(84,896)

	Nine months ended September 30,
EBITDA	2014	2013
Net loss – US GAAP	$(11,129,930)	$(16,056,076)
Provision for income taxes	88,290	41,500
Depreciation and amortization	5,836,857	4,699,906
Interest income and expenses	801,613	523,950
Interest expense related to debt discount and conversion feature	3,197,749	1,320,795
Changes in fair value of warrant liabilities	274,635	(519,349)
Change in fair value of conversion feature	-	(232,267)
Loss on extinguishment of debt	(626,108)	1,983,103
Other (income) and expense	(372,597)
Amortization of deferred financing costs	323,246	116,482
EBITDA	$(1,606,245)	$(8,121,956)

Stock-based compensation	3,536,680	5,639,124
Adjusted EBITDA	$1,930,435	$(2,482,832)